SECRETARY OF STATE

STATE OF NEVADA

CORPORATE CHARTER

I, ROSS MILLER, the duly elected and qualified Nevada Secretary of State, do hereby certify that **HOLLOMAN ENERGY CORPORATION**, did on May 14, 2004, file in this office the original Articles of Incorporation; that said Articles of Incorporation are now on file and of record in the office of the Secretary of State of the State of Nevada, and further, that said Articles contain all the provisions required by the law of said State of Nevada.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office on April 24, 2008.

ROSS MILLER
Secretary of State

By

Certification Clerk

STATE OF NEVADA

ROSS MILLER
Secretary of State

SCOTT W. ANDERSON
Deputy Secretary
for Commercial Recordings

OFFICE OF THE
SECRETARY OF STATE

Certified Copy

April 24, 2008

Job Number: C20080423-2319
Reference Number: 00001831989-69
Expedite:
Through Date:

The undersigned filing officer hereby certifies that the attached copies are true and exact copies of all requested statements and related subsequent documentation filed with the Secretary of State's Office, Commercial Recordings Division listed on the attached report.

Document Number(s)	Description	Number of Pages
C13046-2004-001	Articles of Incorporation	1 Pages/1 Copies
20070043204-22	Stock Split	1 Pages/1 Copies
20070403658-45	Amendment	1 Pages/1 Copies
20070535273-84	Amendment	1 Pages/1 Copies
20070646927-43	Merge In	6 Pages/1 Copies
00001535420-20	Certificate of Correction	1 Pages/1 Copies

Respectfully,

ROSS MILLER
Secretary of State

By

Certification Clerk

Commercial Recording Division
202 N. Carson Street
Carson City, Nevada 89701-4069
Telephone (775) 684-5708
Fax (775) 684-7138

DEAN HELLER
Secretary of State
206 North Carson Street
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

FILED # C 13046-04

MAY 14 2004

IN THE OFFICE OF
DEAN HELLER SECRETARY OF STATE

Articles of Incorporation

(PURSUANT TO NRS 78)

119940

Important. Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Corporation:	DUJOUR PRODUCTS, INC.
2. Resident Agent Name and Street Address:	CAPITOL CORPORATE SERVICES, INC. Name 202 SOUTH MINNESOTA STREET — Street Address; CARSON CITY — City; NEVADA; 89703 — Zip Code Optional Mailing Address — City — State — Zip Code
3. Shares:	Number of shares with par value: 75,000,000 — Par value: $ 0.001 — Number of shares without par value: NONE
4. Names & Addresses, of Board of Directors/Trustees:	1. ADRIAN CRIMENI Name 7744 MORELEY STREET — Street Address; BURNABY — City; BC, Canada — State; V2P 2K5 — Zip Code 2. Name Street Address — City — State — Zip Code 3. Name Street Address — City — State — Zip Code
5 Purpose:	The purpose of this Corporation shall be:
6. Names, Address and Signature of Incorporator.	ADRIAN CRIMENI — Name; [signature] — Signature 7744 MORELEY STREET — Address; BURNABY — City; BC,Canada — State; V2P 2K5 — Zip Code
7. Certificate of Acceptance of Appointment of Resident Agent:	I hereby accept appointment as Resident Agent for the above named corporation. [signature] — Authorized Signature of R. A. or On Behalf of R. A. Company; MAY 4, 2004 — Date

... accompanied by appropriate fees. See attached fee schedule.

5/5/2004 8:06:30 AM $310.00
NL C20040505-0047

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Filed in the office of	Document Number 20070043204-22
Ross Miller Secretary of State State of Nevada	Filing Date and Time 01/22/2007 1:40 PM
	Entity Number C13046-2004

Certificate of Change Pursuant to NRS 78.209

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Change filed Pursuant to NRS 78.209 For Nevada Profit Corporations

1. Name of corporation:

Dujour Products, Inc.

2. The board of directors have adopted a resolution pursuant to NRS 78.209 and have obtained any required approval of the stockholders.

3. The current number of authorized shares at the par value, if any, of each class or series, if any, of shares before the change:

75,000,000 shares of common stock, par value $0.001 per share.

4. The number of authorized shares and the par value, if any, of each class or series, if any, of shares after the change:

75,000,000 shares of common stock, par value $0.001 per share.

5. The number of shares of each affected class or series, if any, to be issued after the change in exchange for each issued share of the same class or series:

61,080,000 shares of common stock, par value, $0.001 per share.

6. The provisions, if any, for the issuance of fractional shares, or for the payment of money or the issuance of scrip to stockholders otherwise entitled to a fraction of a share and the percentage of outstanding shares affected thereby:

Fractional shares shall be rounded up to the nearest whole share.

7. Effective date of filing (optional): 1/31/07
(must not be later than 90 days after the certificate is filed)

8. Officer Signature: X [signature] President
Signature Title

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Certificate of Amendment
(PURSUANT TO NRS 78.385 and 78.390)

Filed in the office of	Document Number 20070403658-45
[signature]	Filing Date and Time 06/11/2007 9:30 AM
Ross Miller Secretary of State State of Nevada	Entity Number C13046-2004

Important: Read attached instructions before completing form. ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

DUJOUR PRODUCTS, INC.

2. The articles have been amended as follows (provide article numbers, if available):

THE COMPANY HAS AMENDED THE CORPORATE ARTICLES TO CHANGE ITS CORPORATE NAME FROM "DUJOUR PRODUCTS, INC." TO "ENDEAVOR ENERGY CORPORATION."

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the * articles of incorporation have voted in favor of the amendment is:

4. Effective date of filing (optional): June 4 2007
(must not be later than 90 days after the certificate is filed)

5. Officer Signature (required): Kelly Fielder, PRESIDENT & SECRETARY

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees. See attached fee schedule.

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

Filed in the office of	Document Number
[signature]	20070535273-84
Ross Miller	Filing Date and Time 08/03/2007 11:37 AM
Secretary of State State of Nevada	Entity Number C13046-2004

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Endeavor Energy Corporation

2. The articles have been amended as follows (provide article numbers, if available):

Article IV is amended in its entirety to read as follows:

Article IV

The authorized capital this Corporation shall consist of 150,000,000 shares of common stock, $0.001 par value, and 10,000,000 shares of preferred stock, $0.001 par value.

The Board of Directors may issue such shares of preferred stock in one or more series, with such voting powers, designations, preferences and rights or qualifications, limitations or restrictions thereof as shall be stated in resolutions adopted by them.

The common stock of the Corporation, after the amount of the subscription price has been paid, in money, property or services, as the directors shall determine, shall not be subject to assessment to pay the debts of the Corporation, nor for any

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the* articles of incorporation have voted in favor of the amendment is: 42,000,000 shares in favor

4. Effective date of filing (optional):

(must not be later than 90 days after the certificate is filed)

5. Officer Signature (Required): x Kelly [signature]

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Filed in the office of	Document Number 20070646927-43
Ross Miller Secretary of State State of Nevada	Filing Date and Time 09/21/2007 12:45 PM
	Entity Number C13046-2004

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 1

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

(Pursuant to Nevada Revised Statutes Chapter 92A)
(excluding 92A.200(4b))

1) Name and jurisdiction of organization of each constituent entity (NRS 92A.200). If there are more than four merging entities, check box ☐ and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity.

Holloman Petroleum Corporation
Name of merging entity

Colorado — Jurisdiction
Corporation — Entity type *

Name of merging entity

Jurisdiction
Entity type *

Name of merging entity

Jurisdiction
Entity type *

Name of merging entity

Jurisdiction
Entity type *

and,

Endeavor Energy Corporation
Name of surviving entity

Nevada — Jurisdiction
Corporation — Entity type *

* Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.

Filing Fee: $350.00

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 2

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

2) Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger - NRS 92A.190):

Attn:

c/o:

3) (Choose one)

[X] The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).

[ ] The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180)

4) Owner's approval (NRS 92A.200)(options a, b, or c must be used, as applicable, for each entity) (if there are more than four merging entities, check box [ ] and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity):

(a) Owner's approval was not required from

Holloman Petroleum Corporation
Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Endeavor Energy Corporation
Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger

(PURSUANT TO NRS 92A.200)

Page 3

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

(b) The plan was approved by the required consent of the owners of *:

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or,

Name of surviving entity, if applicable

* Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4298
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger

(PURSUANT TO NRS 92A.200)

Page 4

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

(c) Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):

The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 5

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

5) **Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)*:**

Article I

The name of the Corporation is Holloman Petroleum Corporation

6) **Location of Plan of Merger (check a or b):**

☐ (a) The entire plan of merger is attached;

or,

☒ (b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

7) **Effective date (optional)**:**

* Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them "Restated" or "Amended and Restated," accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger

(PURSUANT TO NRS 92A.200)

Page 6

USE BLACK INK ONLY - DO NOT HIGHLIGHT **ABOVE SPACE IS FOR OFFICE USE ONLY**

8) Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited partnership; A manager of each Nevada limited-liability company with managers or all the members if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)*

(If there are more than four merging entities, check box ☐ and attach an 8 ½" x 11" blank sheet containing the required information for each additional entity.):

Holloman Petroleum Corporation
Name of merging entity

X [signature] | President | 9-20-07
Signature | **Title** | **Date**

Name of merging entity

X | |
Signature | **Title** | **Date**

Name of merging entity

X | |
Signature | **Title** | **Date**

Name of merging entity

X | |
Signature | **Title** | **Date**

Endeavor Energy Corporation
Name of surviving entity

X [signature] | President | 9-20-07
Signature | **Title** | **Date**

* The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Certificate of Correction

(PURSUANT TO NRS 78, 78A, 80, 81, 82, 84, 86, 87, 88, 88A, 89 AND 92A)

Filed in the office of	Document Number 00001535420-20
Ross Miller Secretary of State State of Nevada	Filing Date and Time 09/25/2007 11:25 AM
	Entity Number C13046-2004

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Correction

(Pursuant to NRS 78, 78A, 80, 81, 82, 84, 86, 87, 88, 88A, 89 and 92A)

1. The name of the entity for which correction is being made:

Holloman Petroleum Corporation

2. Description of the original document for which correction is being made:

Articles of Merger

3. Filing date of the original document for which correction is being made: 9-21-07

4. Description of the inaccuracy or defect.

Section 5 of the Articles of Merger incorrectly provided that the name of the surviving corporation would be Holloman Petroleum Corporation.

5. Correction of the inaccuracy or defect.

The name of the surviving corporation is:

Holloman Energy Corporation

6. Signature:

Authorized Signature — Title* President — Date 9-25-07

*If entity is a Corporation, it must be signed by an Officer if stock has been issued, OR an Incorporator or Director if stock has not been issued; a Limited-Liability Company, by a manager or managing members; a Limited Partnership or Limited-Liability Limited Partnership, by a General Partner; a Limited-Liability Partnership, by a Managing Partner; a Business Trust, by a Trustee.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

BARBARA K. CEGAVSKE
Secretary of State

KIMBERLEY PERONDI
Deputy Secretary for
Commercial Recordings

STATE OF NEVADA

OFFICE OF THE
SECRETARY OF STATE

Commercial Recordings Division
202 N. Carson Street
Carson City, NV 89701
Telephone (775) 684-5708
Fax (775) 684-7138

North Las Vegas City Hall
2250 Las Vegas Blvd North, Suite 400
North Las Vegas, NV 89030
Telephone (702) 486-2880
Fax (702) 486-2888

Business Entity - Filing Acknowledgement

06/23/2020

Work Order Item Number:	W2020062201251-648560
Filing Number:	20200740085
Filing Type:	Certificate of Designation
Filing Date/Time:	6/22/2020 11:00:00 AM
Filing Page(s):	3

Indexed Entity Information:

Entity ID: C13046-2004

Entity Name: HOLLOMAN ENERGY CORPORATION

Entity Status: Active

Expiration Date: None

Commercial Registered Agent

CAPITOL CORPORATE SERVICES, INC.

202 SOUTH MINNESOTA STREET, Carson City, NV 89703, USA

The attached document(s) were filed with the Nevada Secretary of State, Commercial Recording Division. The filing date and time have been affixed to each document, indicating the date and time of filing. A filing number is also affixed and can be used to reference this document in the future.

Respectfully,

Barbara K. Cegavske

BARBARA K. CEGAVSKE
Secretary of State

Filed in the Office of	Business Number C13046-2004
Barbara K. Cegavske	Filing Number 20200740085
Secretary of State State Of Nevada	Filed On 6/22/2020 11:00:00 AM
	Number of Pages 3

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Certificate, Amendment or Withdrawal of Designation

NRS 78.1955, 78.1955(6)

☐ Certificate of Designation
☒ Certificate of Amendment to Designation - Before Issuance of Class or Series
☐ Certificate of Amendment to Designation - After Issuance of Class or Series
☐ Certificate of Withdrawal of Certificate of Designation

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information:	Name of entity: Holloman Energy Corporation Entity or Nevada Business Identification Number (NVID): C13046-2004
2. Effective date and time:	For Certificate of Designation or Amendment to Designation Only (Optional): Date: 04/29/2020 Time: (must not be later than 90 days after the certificate is filed)
3. Class or series of stock: (Certificate of Designation only)	The class or series of stock being designated within this filing:
4. Information for amendment of class or series of stock:	The original class or series of stock being amended within this filing: Series A Preferred Shares
5. Amendment of class or series of stock:	☒ Certificate of Amendment to Designation- Before Issuance of Class or Series As of the date of this certificate no shares of the class or series of stock have been issued. ☐ Certificate of Amendment to Designation- After Issuance of Class or Series The amendment has been approved by the vote of stockholders holding shares in the corporation entitling them to exercise a majority of the voting power, or such greater proportion of the voting power as may be required by the articles of incorporation or the certificate of designation.
6. Resolution: Certificate of Designation and Amendment to Designation only)	By resolution of the board of directors pursuant to a provision in the articles of incorporation this certificate establishes OR amends the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock.* consists of 1,000,000 shares; holders will not receive dividends; no liquidation preference; voting rights are 90% not as a separate class
7. Withdrawal:	Designation being Withdrawn: Date of Designation: No shares of the class or series of stock being withdrawn are outstanding. The resolution of the board of directors authorizing the withdrawal of the certificate of designation establishing the class or series of stock: *
8. Signature: (Required)	X Patricia Smart Signature of Officer Date: 06/22/2020

* Attach additional page(s) if necessary

This form must be accompanied by appropriate fees.

AMENDED AND RESTATED
CERTIFICATE OF DESIGNATION OF
HOLLOMAN ENERGY CORPORATION
ESTABLISHING THE DESIGNATIONS, PREFERENCES,
LIMITATIONS AND RELATIVE RIGHTS OF ITS
SERIES A PREFERRED STOCK

On behalf of Holloman Energy Corporation, a Nevada corporation (the "Company"), the undersigned hereby certifies that the following resolution was been duly adopted by the board of directors of the Corporation (the "Board") on April 30, 2020 to amend and restate the Series A Preferred Stock:

RESOLVED, that, pursuant to the authority granted to and vested in the Board by the provisions of the articles of incorporation of the Corporation (the "Articles of Incorporation") and the provisions of Section 78.1955 of the Nevada General Corporation Law, there hereby is created, out of ten million (10,000,000) shares of preferred stock, par value $0.001 per share, of the Company authorized by the Articles of Incorporation, Series A Preferred Stock, consisting of one million (1,000,000) shares, which series shall have the following powers, designations, preferences and relative participating, optional and other special rights, and the following qualifications, limitations and restrictions:

SECTION 1. DESIGNATION OF SERIES. The shares of such series shall be designated as the "Series A Preferred Stock" and the number of shares initially constituting such series shall be up to One Million (1,000,000) shares.

SECTION 2. DIVIDENDS. The holders of the Series A Preferred Stock shall not be entitled to receive dividends paid on the Common Stock.

SECTION 3. LIQUIDATION PREFERENCE. The holders of the Series A Preferred Stock shall not be entitled to any liquidation preference.

SECTION 4. VOTING. The holders of the Series A Preferred Stock will have the shareholder voting rights as described in this Section 4 or as required by law.

4.1 Voting Rights. Holders of the Series A Preferred Stock, with such votes to be counted together with all other share of capital stock having general voting powers and not separately as a class, shall have the right to vote in an amount equal to ninety percent (90%) of the total vote with respect to any and all matters presented to the stockholders of the Company for their action or consideration including but not limited to any proposal relating to (a) any amendment to the Company's Articles of Incorporation changing the name of the Company, (b) increasing the authorized share capital of the Company, (c) any amendment to the Company's Bylaws, (d) effecting any reverse stock split of the Company's issued and outstanding shares of capital stock, and (e) any merger, consolidation, combination, reorganization, or sale of the Company. The holders of the Series A Preferred Stock and Common Stock shall, voting together as a single class, shall be entitled to elect all of the corporation's directors and remove from office such directors and fill any vacancy by the cause resignation, death or removal of such directors, subject to the right of the Board of Directors to fill the vacancy pursuant to applicable law. Voting Rights of the holders of Series A Preferred Stock may be exercised in writing or by calling a special meeting in accordance with methods required to call such meetings by stockholders.

4.2 Amendments to Articles and Bylaws. So long as the Series A Preferred Stock is outstanding, the Company shall not, without the affirmative vote of the holders of at least sixty-six and two-thirds percent (66-⅔%) of all outstanding shares of Series A Preferred Stock, voting separately as a class (i) amend, alter or repeal any provision of the Articles of Incorporation of the Bylaws of the Company so as to adversely affect the designations, preferences, limitations and relative rights of the Series A Preferred Stock, (ii) effect any reclassification of the Series A Preferred Stock, excluding a reverse stock split or forward split, or (iii) designate any additional series of preferred stock, the designations of which adversely effects the rights, privileges or limitations of the Series A Preferred Stock set forth herein.

4.3 Amendment of Rights of Series A Preferred Stock. The Company shall not, without the affirmative vote of the at least sixty-six and two-thirds percent (66-⅔%) of all outstanding shares of the Series A Preferred Stock, amend, alter or repeal any provision of this Certificate of Designation, PROVIDED, HOWEVER, that the Company may, by any means authorized by law and without any vote of the holders of shares of the Series A Preferred Stock, make technical, corrective, administrative or similar changes in this Certificate of Designation that do not, individually or in the aggregate, adversely affect the rights or preferences of the holders of shares of the Series A Preferred Stock.

SECTION 5. CONVERSION RIGHTS. The shares of the Series A Preferred Stock shall have no conversion rights.

SECTION 6. REDEMPTION RIGHTS. The shares of the Series A Preferred Stock shall have no redemption rights.

SECTION 7. NOTICES. Any notice required hereby to be given to the holders of shares of the Series A Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at his, her or its address appearing on the books of the Company.

SECTION 8. MISCELLANEOUS.

(a) The headings of the various sections and subsections of this Certificate of Designations are for convenience of reference only and shall not affect the interpretation of any of the provisions of this Certificate of Designation.

(b) Whenever possible, each provision of this Certificate of Designation shall be interpreted in a manner as to be effective and valid under applicable law. If any provision set forth herein is held to be invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating or otherwise adversely affecting the remaining provisions of this Certificate of Designation. No provision herein set forth shall be deemed dependent upon any other provision unless so expressed herein.

(c) Except as may otherwise be required by law, the shares of the Series A Preferred Stock shall not have any powers, designations, preferences or other special rights, other than those specifically set forth in this Certificate of Designation.

IN WITNESS WHEREOF, this amendment to the Certificate of Designation has been executed by a duly authorized officer of the Company on this 20th day of June 2020.

By: */s/ Patricia Smart*
Name: Patricia Smart
Title: Director and CEO
Date: June 22, 2020

Filed in the Office of	Business Number C13046-2004
Barbara K. Cegavske	Filing Number 20200796562
Secretary of State State Of Nevada	Filed On 7/20/2020 12:52:00 PM
	Number of Pages 2

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:

Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)

Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)

Officer's Statement (PURSUANT TO NRS 80.030)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information:

Name of entity as on file with the Nevada Secretary of State:

Holloman Energy Corporation

Entity or Nevada Business Identification Number (NVID): C13046-2004

2. Restated or Amended and Restated Articles: (Select one)

(If amending and restating only, complete section 1,2 3, 5 and 6)

☐ Certificate to Accompany Restated Articles or Amended and Restated Articles

☐ Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on: [ ]
The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate.

☐ Amended and Restated Articles

* Restated or Amended and Restated Articles must be included with this filing type.

3. Type of Amendment Filing Being Completed: (Select only one box)

(If amending, complete section 1, 3, 5 and 6.)

☐ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock)

The undersigned declare that they constitute at least two-thirds of the following:

(Check only one box) ☐ incorporators ☐ board of directors

The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued

☒ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 90%

☐ Officer's Statement (foreign qualified entities only) -

Name in home state, if using a modified name in Nevada: [ ]

Jurisdiction of formation: [ ]

Changes to takes the following effect:

☐ The entity name has been amended. ☐ Dissolution

☐ The purpose of the entity has been amended. ☐ Merger

☐ The authorized shares have been amended. ☐ Conversion

☐ Other: (specify changes)

* Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation.

This form must be accompanied by appropriate fees.

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:

Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)

Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)

Officer's Statement (PURSUANT TO NRS 80.030)

4. Effective Date and Time: (Optional)	Date: Time: (must not be later than 90 days after the certificate is filed)
5. Information Being Changed: (Domestic corporations only)	Changes to takes the following effect: ☒ The entity name has been amended. ☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent) ☐ The purpose of the entity has been amended. ☒ The authorized shares have been amended. ☐ The directors, managers or general partners have been amended. ☐ IRS tax language has been added. ☐ Articles have been added. ☐ Articles have been deleted. ☐ Other. The articles have been amended as follows: (provide article numbers, if available) 950,000,000 authorized shares par value $0.001; Hero Technologies Inc. (attach additional page(s) if necessary)
6. Signature: (Required)	X Patricia Smart — Signature of Officer or Authorized Signer; CEO and Director — Title X ______ — Signature of Officer or Authorized Signer; ______ — Title *If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

New authorized shares shall be 950,000,000 with par value of $0.001; The new name of the entity shall be Hero Technologies Inc.

This form must be accompanied by appropriate fees.